                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


                                  January 29, 1998
                         ---------------------------------
                                   Date of Report
                         (Date of Earliest Event Reported)


                                    TOPRO, INC.
               ------------------------------------------------------
               (Exact name of Registrant as specified in its charter)


            COLORADO                       0-19167             84-1042227
-------------------------------         -----------         ----------------
(State or other jurisdiction of         (Commission         (I.R.S. Employer
 incorporation or organization)           File No.)           I. D. Number)


  7887 E. BELLEVIEW AVENUE, SUITE 820
             ENGLEWOOD, CO                                        80111
----------------------------------------                       ----------
(Address of principal executive offices)                       (zip code)

                                    (303) 771-9794
                ----------------------------------------------------
                (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     On January 29, 1998 the Company announced certain business developments in a Press Release dated January 29, 1998, which is filed as Exhibit 20.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.  The following exhibit is filed with this Report:

          20.1 Press Release dated January 29, 1998.



                                    SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Topro, Inc.



Date: January 29, 1998                      By: /s/ John Jenkins
                                               -------------------------------
                                               John Jenkins, President and CEO